Exhibit 10.1

SUBSTITUTION OF COLLATERAL AGREEMENT

THIS SUBSTITUTION OF COLLATERAL AGREEMENT (the “Agreement”) is entered into this 26th day of February, 2010, between UTEK Corporation, a Delaware corporation, and UTEK Real Estate Holdings, Inc. (“Holdings”), a Florida corporation (collectively, the “Borrower”), Cortez 114, LLC, a Florida limited liability company (“Cortez”), and Gators Lender, LLC, a Florida limited liability company (the “Lender”)

RECITALS

WHEREAS, Lender has made a loan (the “Loan”) in the amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) to Borrower pursuant to that certain Note and Warrant Purchase Agreement dated October 22, 2009, by and between Lender and Borrower (the “Purchase Agreement”);

WHEREAS, the Loan is evidenced by that certain Promissory Note dated October 22, 2009, made by Borrower in favor of Lender, in the original principal amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) (the “Note”);

WHEREAS, certain affiliates of Borrower, among other entities, agreed to guarantee the Loan pursuant to that certain Absolute Guaranty of Payment and Performance dated October 22, 2009 (the “Guaranty”);

WHEREAS, to secure the Guaranty, Cortez gave to Lender that certain Mortgage and Security Agreement dated October 22, 2009 and recorded at O.R. Book 2693, Page 1931, of the Public Records of Hernando County, Florida (the “Cortez Mortgage”), which encumbers certain vacant real property located in Hernando County, Florida, as more particularly described in the Cortez Mortgage;

WHEREAS, the Guaranty is further secured by that certain UCC-1 Financing Statement recorded at O.R. Book 2693, Page 1957, of the Public Records of Hernando County, Florida and filed with the Florida Secured Transaction Registry as File No.: 200901436893 (collectively, the “Cortez Financing Statement”);

WHEREAS, Borrower and Cortez entered into that certain unrecorded Environmental Indemnity Agreement dated October 22, 2009, in favor of Lender (the “Cortez Environmental Indemnity Agreement”); and

WHEREAS, Borrower and Cortez now request that Lender release all of the property described in and encumbered by the Cortez Mortgage and Cortez Financing Statement (the “Released Collateral”) as collateral security for the Guaranty and allow the substitution of the collateral of Holdings, as more particularly described in this Agreement (the “Substituted Collateral”), to stand and serve as collateral security for the Borrowers’ obligations under the Note, and Lender is willing to do so upon the terms and conditions contained herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, intending their agreements to be made under seal:

1. Recitals. The above recitals are true and correct and are hereby incorporated into the text of this Agreement by reference as if they were herein set forth as agreements of the parties.

2. Released Collateral. In order to release the Released Collateral, Lender has executed and delivered to Cortez, as of even date herewith, that certain Release of Mortgage (the “Release”) in the form attached hereto as Exhibit A, which is to be recorded in the Public Records of Hernando County, Florida. Lender further acknowledges and agrees that the UCC-3 Termination Amendment (the “UCC Termination”) in the form attached hereto as Exhibit B shall be filed with the Florida Secured Transactions Registry.

3. Termination of Cortez Environmental Indemnity Agreement. Effective as of the date of this Agreement, Lender, Borrower, and Cortez agree that the Cortez Environmental Indemnity Agreement is terminated and shall be prospectively null and void, and Lender hereby unconditionally and irrevocably releases Borrower and Cortez, and each of their respective successors, assigns, INSURERS, MEMBERS AND AFFILIATES, from any and all obligations under the Cortez Environmental Indemnity Agreement.

4. Substituted Collateral. In order to pledge to Lender the Substituted Collateral, Holdings has executed and delivered to Lender, as of even date herewith, that certain Membership Interest Pledge Agreement (the “Pledge Agreement”) in the form attached hereto as Exhibit C, which is to encumber the Membership Interests of Cortez as further described in the Pledge Agreement (the “Pledged Membership Interests”).

5. Note Amendment. Borrower shall execute the Amended and Restated Note in the form attached as Exhibit D to reflect revised repayment terms.

6. Ratification; Conflicting Provisions. Except as and only to the extent explicitly modified by the terms and provisions of this Agreement, all of the terms and provisions of the Purchase Agreement, Note, and Guaranty are ratified and confirmed in all respects and remain in full force and effect.

7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8. Notices. Any notices which any party may be required, or may desire, to give shall, unless otherwise specified, be in writing and shall be (i) hand delivered, effective upon receipt (ii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iii) served by certified mail, postage prepaid, return receipt requested and addressed as follows:

In the case of Borrower to:

UTEK Corporation

UTEK Real Estate Holdings, Inc.

Attn: Sam I. Reiber, Esq.

2109 East Palm Avenue

Tampa, Florida 33605

In the case of Cortez to:

Cortez 114, LLC

Attn: Sam I. Reiber, Esq.

2109 East Palm Avenue

Tampa, Florida 33605

In the case of Ybor to:

Ybor City Group, Inc.

Attn: Sam I. Reiber, Esq.

2109 East Palm Avenue

Tampa, Florida 33605

In the case of Lender, to:

Gators Lender, LLC

Attn: Martin Schaffel, Sole Manager

5308 E. Longboat Blvd.

Tampa, Florida 33615

With a copy to:

Hill Ward Henderson PA

101 East Kennedy Blvd, Suite 3700

Tampa, Florida 33602

Attn: David S. Felman

or such other address(es) or addressee(s) as the party to be served with notice may have furnished to the other party.

9. Entire Agreement. This Agreement constitutes the entire Agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter contained in this Agreement.

10. Amendment. This Agreement may be modified only by a written instrument signed by all the parties to this Agreement.

11. Governing Law. This Agreement and the terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of Florida.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

13. Severability. All provisions contained in this Agreement are severable and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of the Agreement.

14. Recitals; Headings. The recitals set forth at the beginning of this Agreement shall be deemed to be a part of this Agreement. The descriptive headings of the paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(Signature Lines Begin on Following Page)

IN WITNESS WHEREOF, the parties have executed and delivered this Substitution of Collateral Agreement under seal on and as of the date first set forth above.

BORROWER:

UTEK Corporation,
a Delaware corporation

By:		/s/ Doug Schaedler
Doug Schaedler, as President

[Corporate Seal]

UTEK Real Estate Holdings, Inc.,
a Florida corporation

By:		/s/ Sam I. Reiber
Sam I. Reiber, as President

[Corporate Seal]

CORTEZ:

Cortez 114, LLC,
a Florida limited liability company

By:		UTEK Real Estate Holdings, Inc.,
a Florida corporation, as Manager

	By:	/s/ Sam I. Reiber
Sam I. Reiber, as President

[Corporate Seal]

LENDER:

GATORS LENDER, LLC,
a Florida limited liability company

By:		/s/ David L. Redmond
David L. Redmond, Authorized Agent

CONSENT OF GUARANTORS

The undersigned Guarantors consent to the foregoing transactions and confirm that the Absolute Guaranty of Payment and Performance dated October 22, 2009 remains in full force and effect in accordance with its terms.

GUARANTORS:

Cortez 114, LLC, a Florida limited liability company

By:		UTEK Real Estate Holdings, Inc.,
a Florida corporation, as Managing Member

	By:	/s/ Sam I. Reiber
Sam I. Reiber, as President

Ybor City Group, Inc., a Florida corporation

By:		/s/ Sam I. Reiber
Sam I. Reiber, as President

GUARANTOR: 22nd Street of Ybor City, Inc., a Florida corporation

By:		/s/ Sam I. Reiber
Sam I. Reiber, as President

GUARANTOR: ABM of Tampa Bay, Inc., a Florida corporation

By:		/s/ Doug Schaedler
Doug Schaedler, as President

GUARANTOR:

UTEK Europe, Ltd., a United Kingdom corporation

By:	/s/ DOUG SCHAEDLER
	Name:	DOUG SCHAEDLER
	Title:	CEO